UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2011

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.
 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-1365354 (Commission File Number)	26-2816569 (I.R.S. Employer Identification No.)

No. 365 Chengde Street, Daowai District, Harbin Heilongjiang Province, The People’s Republic of China 150020 (Address of principal executive offices) (zip code)

(86) 0451-88355530
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor,
New York, NY 10006
Tel: (212) 930 9700
Fax: (212) 930 9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02     Results of Operations and Financial Condition.

On March 22, 2011, Weikang Bio-Technology Group Co., Inc. (the "Company") announced its financial results for the fiscal year ended December 31, 2010 and certain other information.  A copy of the Company’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated March 22, 2011, issued by Weikang Bio-Technology Group Co., Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2011	WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

By: /s/ Yin Wang
Yin Wang
Chief Executive Officer and Chairman of the Board